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                                                                   EXHIBIT 10.64

THIS NOTE HAS BEEN ISSUED PURSUANT TO THAT CERTAIN SECURITIES PURCHASE AGREEMENT, DATED AS OF OCTOBER 14, 1999, BY AND BETWEEN THE COMPANY (AS DEFINED BELOW) AND SIENA (AS DEFINED BELOW) (THE "SECURITIES PURCHASE AGREEMENT"). THIS
                                          -----------------------------
NOTE IS SUBJECT TO ALL OF THE TERMS AND CONDITIONS OF THE SECURITIES PURCHASE AGREEMENT AND IS ENTITLED TO THE BENEFITS THEREOF. ALL TERMS NOT OTHERWISE DEFINED HEREIN, SHALL HAVE THE MEANING GIVEN TO SUCH TERMS IN THE SECURITIES PURCHASE AGREEMENT. ALL INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO OTHER INDEBTEDNESS PURSUANT TO, AND TO THE EXTENT PROVIDED IN, AND THE RIGHTS OF THE HOLDER OF THIS NOTE ARE OTHERWISE SUBJECT TO THE TERMS OF, THE INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF OCTOBER 14, 1999, AS THE SALE MAY BE AMENDED, MODIFIED OR OTHERWISE SUPPLEMENTED FROM TIME TO TIME (THE "INTERCREDITOR AGREEMENT"), BY AND AMONG NOMURA HOLDING AMERICA INC., SIENA CAPITAL PARTNERS, L.P., PAISANO PUBLICATIONS, INC. AND EASYRIDERS, INC. THE TERMS OF THE INTERCREDITOR AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS NOTE AS IF SET FORTH IN FULL HEREIN.

THE SECURITY REPRESENTED BY THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, IN THE ABSENCE OF (1) AN EFFECTIVE REGISTRATION STATEMENT AND QUALIFICATION IN EFFECT WITH RESPECT TO THIS NOTE UNDER THE SECURITIES ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (2) AN EXEMPTION FROM SUCH REGISTRATION AND QUALIFICATION.

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                    INCREASING RATE SECURED PROMISSORY NOTE

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US$275,000.00                                          Beverly Hills, California
                                                                October 14, 1999

     FOR VALUE RECEIVED, the undersigned, PAISANO PUBLICATIONS, INC., a California corporation (the "Company"), hereby promises to pay to SIENA CAPITAL
                             -------
PARTNERS, L.P. ("Siena"), a California limited partnership or its assigns (the
                 -----
"Holder"), the principal sum of TWO HUNDRED SEVENTY FIVE THOUSAND UNITED STATES
 ------
DOLLARS (US$275,000.00) (or so much thereof as shall remain outstanding) on October 14, 2000 (the "Maturity Date"). Subject to modification pursuant to
                       -------------
Section 1.3(c) of the Securities Purchase Agreement, this Note shall bear interest from the Closing Date on the principal of this Note from time to time outstanding at a rate per annum equal to thirteen percent (13%) (such rate, as increased as provided in the Securities Purchase Agreement, the "Cash Interest
                                                                 -------------
Rate"). This Note shall also bear additional capitalized interest from the
----
Closing Date on the principal amount of this Note from time to time outstanding at a rate per annum equal to seven percent (7%) (such rate, as increased as provided in the Securities Purchase Agreement, the "Capitalized Interest Rate"))
                                                    -------------------------
and together with the Cash Interest Rate, collectively, the "Interest Rate").
                                                             -------------
From and after April 14, 2000,
the Capitalized Interest Rate shall increase to a rate per annum equal to eight percent (8%). The Capitalized Interest Rate shall increase by an additional one percent (1%) on the 14th day of each month thereafter.

     Interest shall be calculated in arrears through the last day of each month. The Company shall make monthly payments on the interest that has accrued at the Cash Interest Rate on the last Business Day of each month, commencing with November 30, 1999, and ending on October 14, 2000 (the "Maturity Date"). All
                                                        -------------
other interest which has accrued at the Capitalized Interest Rate shall be capitalized into the principal of this Note and shall be due and payable in full on the Maturity Date.

     Interest shall be computed on this Note on the basis of a 360-day year consisting of twelve (12) 30-day months and on the actual number of days elapsed in any period including the date hereof but excluding the date by which the Holder is deemed pursuant to the Securities Purchase Agreement to have received payment. Any principal or interest payment due on this Note which is not paid when due, whether at stated maturity, by notice of acceleration or otherwise, shall bear interest (calculated in the manner set forth above) at a rate equal to the then-current Interest Rate plus an additional five percent (5%) per annum.

     The outstanding principal balance of the Note shall be due and payable in full on the Maturity Date.

     The Company may, from time to time, prepay this Note, in whole or in part, so long as each partial prepayment of principal on this Note is equal to or greater than $50,000 and the Company has given the Holder one (1) or more Business Day's written notice of such optional prepayment. Any such optional prepayment of principal shall be without premium or penalty. Each prepayment of principal under this Note shall be accompanied by all interest then accrued and unpaid on the principal so prepaid. Any principal prepaid shall be in addition to, and not in lieu of, all payments otherwise required to be paid hereunder and under the Securities Purchase Agreement at the time of such prepayment.

     Unless otherwise agreed to by Siena, the Company shall prepay the Note to the extent of the net financing proceeds in excess of $50,000 actually received by the Company or its affiliates in the event that (A) the Company completes any financing transaction (other than the purchase of the Securities hereunder) whatsoever from and after the Closing Date, including without limitation any public or private placements of debt or equity or (B) Easyriders completes any financing transaction (subject to the provisions of that certain Note and Warrant Purchase Agreement between Easyriders and Nomura Holding America, Inc. dated September 23, 1998 (the "Nomura Agreement") or any sale of any material
                               ----------------
assets of Easyriders or its subsidiaries. In addition, on the last Business Day of each month commencing with April 14, 2000, the Company shall prepay the Note in an amount equal to fifteen percent (15%) of the Company's Excess Cash Flow on such date. For

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                    Increasing Rate Secured Promissory Note
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

purposes hereof, "Excess Cash Flow" shall have the meaning given such term in the Nomura Agreement.

     The Company shall make each payment which it owes under this Note or the Securities Purchase Agreement not later than 11:00 a.m., Los Angeles, California time, on the date such payment becomes due and payable, in lawful money of the United States of America, without set-off, deduction or counterclaim, and in immediately available funds sent by wire transfer to Siena in care of Citibank, NA, 450 West 33rd Street, New York, New York, No.: 82100084, For the account of Lewco Securities, Account No.: 09253792, for the account of Siena Capital Partners, L.P., Sub-account No.: W-7-8041738, Reference: Paisano principal and interest (or to such other bank and accounts as Siena may from time to time specify pursuant to written instructions received by the Company no later than five (5) Business Days prior to such payment date). Any payment received by Siena after such time shall be deemed to have been made on the next following Business Day. Should any such payment become due and payable on a day other than a Business Day, the maturity of such payment shall be the next Business Day. Any amount received by Siena, whether as an interest payment, principal payment or principal prepayment from or on behalf of the Company, shall be applied as follows in descending order of priority: (i) to all costs, fees and expenses of Siena (including reasonable attorneys' fees and the Finance Fee) incurred in connection with this Note or in enforcing any obligations of, or in collecting any payments from, any obligor hereunder or under the Securities; (ii) to interest which has accrued on past due payments hereunder; (iii) to interest that is currently due and payable on this Note; (iv) to payment of principal on this Note currently due and payable; (v) to the payment of past due principal on this Note; and (vi) to the prepayment of principal due under this Note.

     Payments of principal, premium (if any) and interest are to be made in lawful money of the United States of America.

     The Company and all other parties whatsoever liable for payment of any amounts due or to become due under the terms of this Note, hereby waive presentment for payment, protest and demand, any notice of protest or demand, and any other indulgences or forebearances of any kind whatsoever.

     Subject to compliance with applicable federal and state securities laws, the Holder may sell, assign and otherwise transfer all or portions of, and participations in, the Holder's interest in this Note from time to time. The Company hereby agrees to execute and deliver to the Holder such documents, interests and agreements as Holder deems necessary or desirable to effect such transfer. Upon surrender of this Note for registration of transfer or assignment, duly endorsed, or accompanied by a written instrument of transfer or assignment duly executed by the registered holder hereof or such holder's attorney duly authorized in writing, one or more new Notes for a like principal amount will be issued to, and, at the option of the holder, registered in the name of, the transferee(s) or assignee(s). The Company shall treat the person who holds this Note as the owner hereof for all purposes whatsoever.

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                    Increasing Rate Secured Promissory Note
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

     The Company may not assign its rights or obligations hereunder without the prior written consent of Holder. Holder may assign all or any portion of this Note without the prior consent of the Company. Holder may sell or agree to sell to one or more other persons a participation in all or any part of any of this Note without the prior consent of the Company. Upon surrender of this Note, the Company shall execute and deliver one or more substitute notes in such denominations and of a like aggregate unpaid principal amount issued to Holder and/or to Holder's designated transferee or transferees. This Note is subject to certain purchaser rights and rights of first refusal as set forth in the Securities Purchase Agreement.

     If an Event of Default shall occur and be continuing, the principal of this Note may, under certain circumstances, become or be declared due and payable in the manner and with the effect provided in the Securities Purchase Agreement. This Note is governed by and shall be construed in accordance with the laws of the State of California.


                         PAISANO PUBLICATIONS, INC.,
                         a California corporation



                         By: /s/ J. Robert Fabregas
                             -------------------------
                             Name:  J. Robert Fabregas
                             Title: Secretary

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                    Increasing Rate Secured Promissory Note
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